Exhibit 99.1

For immediate release

Announcement Regarding Possible Offer

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY (IN WHOLE OR IN PART) IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION.

THIS IS AN ANNOUNCEMENT REGARDING A POSSIBLE OFFER, INCLUDING FOR THE PURPOSES OF RULE 2.12 OF THE IRISH TAKEOVER PANEL ACT 1997, TAKEOVER RULES, 2022 (THE “IRISH TAKEOVER RULES”). THIS IS NOT AN ANNOUNCEMENT OF A FIRM INTENTION TO MAKE AN OFFER UNDER RULE 2.7 OF THE IRISH TAKEOVER RULES AND THERE CAN BE NO CERTAINTY THAT AN OFFER WILL BE MADE OR AS TO THE TERMS ON WHICH ANY OFFER MIGHT BE MADE.

REDWOOD CITY, Calif., and DUBLIN – February 19, 2024 – The Board of MariaDB plc (NYSE: MRDB) (“MariaDB” or the “Company”) confirms that on February 15, 2024, it received an unsolicited non-binding indicative proposal from K1 Investment Management LLC (“K1”) to acquire the entire issued and to be issued share capital of the Company (the “Possible Offer”) through K5 Private Investors, L.P. (“K5”), a fund controlled by K1. K1 publicly announced such offer on February 16, 2024. The Board of MariaDB is reviewing and taking advice regarding the Possible Offer. The Possible Offer may or may not lead to an offer being made for the entire share capital of the Company. There can be no certainty that any offer will be made.

In accordance with Rule 2.6 of the Irish Takeover Rules, K1 is required, no later than 5:00 pm (New York time) on March 29, 2024, being the 42nd day following the K1 announcement, to either (i) announce a firm intention to make an offer for the Company in accordance with Rule 2.7 of the Irish Takeover Rules; or (ii) announce that it does not intend to make an offer for the Company, in which case the announcement will be treated as a statement to which Rule 2.8 of the Irish Takeover Rules applies. This deadline will only be extended with the consent of the Irish Takeover Panel in accordance with Rule 2.6(c) of the Takeover Rules, at the request of the Company.

Important Notices

About MARIADB

MariaDB is a new generation database company whose products are used by companies big and small, reaching more than a billion users through Linux distributions and have been downloaded over one billion times. Deployed in minutes and maintained with ease, leveraging cloud automation, MariaDB database products are engineered to support any workload, any cloud and any scale – all while saving up to 90% of proprietary database costs. Trusted by organizations such as Bandwidth, DigiCert, InfoArmor, Oppenheimer and Samsung, MariaDB’s software is the backbone of critical services that people rely on every day. For more information, please visit mariadb.com.

Responsibility Statement

The directors of the Company accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.

Disclosure Requirements of the Irish Takeover Rules

Under Rule 8.3(a) of the Irish Takeover Rules, any person who is ‘interested’ in 1% or more of any class of ‘relevant securities’ of the Company or a securities exchange offeror (being any offeror other than an offeror which has announced that its offer is, or is likely to be, solely in cash) must make an ‘opening position disclosure’ following the commencement of the ‘offer period’ and, if later, following the announcement in which any securities exchange offeror is first identified. An ‘opening position disclosure’ must contain, among other things, details of the person’s ‘interests’ and ‘short positions’ in any ‘relevant securities’ of each of (i) the Company and (ii) any securities exchange offeror(s). An ‘opening position disclosure’ by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 pm (New York time) on the day that is ten ‘business days’ following the commencement of the ‘offer period’ and, if appropriate, by no later than 3:30 pm (New York time) on the day that is ten ‘business days’ following the announcement in which any securities exchange offeror is first identified.

Under Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of the Company, all ‘dealings’ in any ‘relevant securities’ of the Company or any securities exchange offeror (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (New York time) on the ‘business day’ following the date of the relevant transaction. This requirement will continue until the ‘offer period’ ends. If two or more persons cooperate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules. A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

In general, interests in securities arise when a person has long economic exposure, whether conditional or absolute, to changes in the price of the securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a ‘dealing’ under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel at telephone number +353 1 678 9020.

Rule 2.12 – Relevant Securities in Issue

In accordance with Rule 2.12 of the Irish Takeover Rules, the Company confirms that as of January 31, 2024 its issued share capital was comprised of 67,749,429 ordinary shares, nominal value $0.01 per share (the “Ordinary Shares”). The Ordinary Shares are admitted to trading on the New York Stock Exchange under the ticker symbol MRDB. The International Securities Identification Number for these securities is IE0008908NI4.

The Company confirms that as of January 31, 2024 there were outstanding options to purchase up to 6,453,538 Ordinary Shares and outstanding restricted stock units and performance stock units conferring on their holders vested or unvested rights to convert into, or to receive, up to an aggregate of 3,595,354 Ordinary Shares. The Company confirms that as of January 31, 2024 there were outstanding warrants to subscribe for an aggregate of 16,351,314 Ordinary Shares.

Forward Looking Statements

Certain statements in this announcement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events and actions, such as “will” and “may,” and variations of such words, and similar expressions and future-looking language identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this announcement include statements regarding the Possible Offer and related actions and events. Forward-looking statements are not guarantees of future events and actions, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or board or third parties, including those beyond the Company’s control. Such differences and uncertainties and related risks include, but are not limited to, the possibility that an offer will not be made, the possibility that even if an offer is made, the parties will not agree on a price or other terms or will not otherwise pursue a transaction or if pursued, that a transaction will not be consummated, any negative effects of this announcement or failure to consummate a transaction on the market price of the Ordinary Shares and other Company securities (including warrants) or otherwise (including on our outstanding debt obligations), and potentially significant transaction and related costs. The foregoing list of differences and risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect the Possible Offer and related actions and events, please review “Risk Factors” and other information described in the Company’s filings and records filed with the United States Securities and Exchange Commission. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Further Information

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of this announcement will be available on the Company’s website at https://investors.mariadb.com/ by no later than 12:00 noon (New York time) on the business day following this announcement. The content of any website referred to in this announcement is not incorporated into, and does not form part of, this announcement.

This announcement is not intended to, and does not, constitute or form part of (1) an offer or invitation to purchase or otherwise acquire, subscribe for, tender, exchange, sell or otherwise dispose of any securities; (2) the solicitation of an offer or invitation to purchase or otherwise acquire, subscribe for, tender, exchange, sell or otherwise dispose of any securities; or (3) the solicitation of any vote or approval in any jurisdiction, pursuant to this announcement or otherwise.

The release, publication or distribution of this announcement in, into, or from, certain jurisdictions other than Ireland may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this announcement are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this announcement (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland who are not resident in Ireland will need to inform themselves about, and observe any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted as an indication of what the Company’s future financial or operating results may be, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for the Company. No statement in this announcement constitutes an asset valuation. No statement in this announcement constitutes an estimate of the anticipated financial effects of an acquisition of the Company, whether for the Company or any other person.

Requesting hard copy information

Any MariaDB shareholder may request a copy of this announcement in hard copy form by writing to Investor Relations via e-mail at ir@mariadb.com. Any written requests must include the identity of the MariaDB shareholder and any hard copy documents will be posted to the address of the MariaDB shareholder provided in the written request.

A hard copy of this announcement will not be sent to MariaDB shareholders unless requested.

Source: MariaDB

Contacts:

Investors:	Media:
ir@mariadb.com	pr@mariadb.com

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